EXHIBIT 10.18

                          PATENT ASSIGNMENT OF SECURITY

         WHEREAS, QF ACQUISITION CORP. (d/b/a Quality Foods), a corporation formed under the laws of Delaware, having a principal place of business at 5501 Tabor Road, Philadelphia, Pennsylvania 13120 ("Company"), owns the patents and patent applications shown in the attached Schedule A (the "Patents"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown in the attached Schedule A; and

         WHEREAS, Company is obligated to Fleet Capital Corporation ("Lender"), pursuant to (i) a certain Loan and Security Agreement, dated the date hereof, among Lender, Custom Food Products, Inc., QF Acquisition Corp. and CFP Holdings, Inc.; and (ii) a certain Patent Collateral Security Agreement, dated the date hereof, made by Company in favor of Lender (as each may be amended, modified, restated or supplemented from time to time, collectively, the "Agreements"); and

         WHEREAS, pursuant to the Agreements, Company is granting to Lender a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the recordings and applications therefore.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Company does hereby assign unto Lender and grant to
Lender a security interest in and to the Patents, and recordings and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

         Company expressly acknowledges and affirms that the rights and remedies of Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.


Dated:  New York, New York
        May __, 1998


Witness:                                     QF ACQUISITION CORP. (d/b/a Quality
                                             Foods)

______________________________               By:________________________________
                                                Name:  Eric Ek
                                                Title:   Vice President and CFO



Witness:                                     FLEET CAPITAL CORPORATION

______________________________               By:________________________________
                                                Name:
                                                Title:

STATE OF ___________       )
                           : ss.:
COUNTY OF _________        )

         On this ___ day of May, 1998, before me personally came Eric Ek to me known, who, being by me duly sworn, did depose and say that he is the Vice President and CFO of QF Acquisition Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                  ______________________________
                                                  Notary Public



STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

         On this ___ day of May, 1998, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is the __________ of Fleet Capital Corporation, the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                                  ______________________________
                                                  Notary Public

                                   SCHEDULE A

         Schedule A to a Patent Assignment of Security dated May __, 1998, by and between QF ACQUISITION CORP. (d/b/a Quality Foods) and Fleet Capital Corporation.


APPLICATION OR                       ISSUE OR
  PATENT NO.                        FILING DATE                   TITLE
  ----------                        -----------                   -----
  4,975,294                           12/4/90          Process for making a
                                                       restructured meat product